COVA SERIES TRUST
                                                      One Tower Lane, Suite 3000
                                           Oakbrook Terrace, Illinois 60181-4644




The Portfolios of Cova Series Trust ("Trust") are:

Quality Bond Portfolio
Small Cap Stock Portfolio
Large Cap Stock Portfolio
Select Equity Portfolio
International Equity Portfolio
Bond Debenture Portfolio
Mid-Cap Value Portfolio
Large Cap Research Portfolio
Developing Growth Portfolio
Lord Abbett Growth and Income Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

The date of this Prospectus is May 3, 1999.













TABLE OF CONTENTS                                         Page



  SUMMARY                                                    3

  DESCRIPTION OF THE PORTFOLIOS                             12

  MANAGEMENT OF THE TRUST                                   20

  PORTFOLIO SHARES                                          24

  PERFORMANCE OF THE PORTFOLIOS                             25

  COMPARABLE PERFORMANCE                                    25

  FINANCIAL HIGHLIGHTS                                      29

  APPENDIX TO PROSPECTUS                                    35







SUMMARY


The Trust and the Portfolios
All of the Portfolios described in this document are series of Cova Series Trust ("Trust"), an open-end management investment company. Investment companies (or "mutual funds") pool the money of a number of different investors and buy many different securities. Pooling allows the investors to spread the risk of loss of their investments over more securities than they could if they invested their money alone.

Although the Portfolios are structured the same as mutual funds, they are not offered or sold directly to the public. You may only invest in the Portfolios through a variable annuity contract or variable life insurance policy (collectively, the "Contract"), which you purchase from an insurance company. The insurance company becomes the legal shareholder in the Portfolio. You (the holder of the Contract) are not a shareholder in the Trust, but have a beneficial interest in it. Although you do not have the same rights as if you were a direct shareholder, you are given many similar rights, such as voting rights, under rules of the Securities and Exchange Commission that apply to registered investment companies.

Within limitations described in the Contract, owners may allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Trust. See the prospectus which accompanies this Prospectus for a description of:

o    the Contract,

o    the Portfolios of the Trust that are available under that Contract, and

o the relationship between increases or decreases in the net asset value of Trust shares (and any dividends and distributions on such shares) and the benefits provided under that Contract.

The Contracts may be sold by banks. An investment in a Portfolio of the Trust through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Sub-Advisers for the Portfolios are:

Sub-Adviser                   Name of Portfolio
J.P. Morgan                   Quality Bond Portfolio
Investment                    Small Cap Stock Portfolio
Management Inc.               Large Cap Stock Portfolio
                              Select Equity Portfolio
                              International Equity Portfolio

Lord, Abbett & Co.            Bond Debenture Portfolio
                              Mid-Cap Value Portfolio
                              Large Cap Research Portfolio
                              Developing Growth Portfolio
                              Lord Abbett Growth and
                                Income Portfolio


RISK/RETURN SUMMARY PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF EACH PORTFOLIO

Portfolios Managed by J.P. Morgan Investment Management Inc.:

  Quality Bond Portfolio.
  Investment Objective

     o The Quality Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

  Principal Investment Strategies

     o The Portfolio will invest at least 65% of its assets in bonds under normal circumstances.

     o The Sub-Adviser actively manages the Portfolio in pursuit of its investment objective investing in broad sectors of the fixed income market. These sectors include:

          o    U.S. Government and agency securities

          o    corporate securities

          o    private placements

          o    asset backed securities

          o    mortgage related securities

     o The Portfolio may invest up to 25% of its assets in foreign securities.

     o The Portfolio will normally invest at least 65% of its total assets in investment grade debt securities.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o The risk that the Sub-Adviser will not be able to find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will not reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.

     o the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

     o the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

   o the risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates.

   o the additional risks of investing in securities of non-U.S. companies, such as changes in value related to changes in currency exchange rates, additional transaction costs and more difficulty in selling the securities.


  Small Cap Stock Portfolio.
  Investment Objective

   o The Small Cap Stock Portfolio seeks to provide a high total return from a portfolio of equity securities of small companies.

  Principal Investment Strategies

     o The Portfolio invests primarily in the common stock of small U.S. companies included in the Russell 2000 Index.

     o At least 65% of the Portfolio's net assets will normally be invested in common stocks and other securities with equity characteristics.

     o The Sub-Adviser uses fundamental research, systematic stock valuation and a disciplined portfolio construction process to seek to enhance the Portfolio's total return relative to that of the U.S. small company universe.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o Investments in small to medium sized companies may produce higher returns than investments in companies with larger capitalizations; however, companies with smaller capitalizations generally have a higher risk of failure than larger companies.

   o There is no assurance that the Sub-Adviser will find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.

   o Growth-style investing: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Portfolio focuses on growth-style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.


  Large Cap Stock Portfolio.
  Investment Objective

   o The Large Cap Stock Portfolio seeks to provide long-term growth of capital and income.

  Principal Investment Strategies

     o The Portfolio will be an actively managed portfolio of medium- to large-cap equity securities that seeks to outperform the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), consistent with reasonable investment risk.

     o The Portfolio invests primarily in dividend-paying common stock but it may also invest in other equity securities.

     o As a guideline, the Sub-Adviser seeks to achieve gross income for the Portfolio equal to at least 75% of the dividend income generated on the stocks included in the S&P 500.

     o The Portfolio will be highly diversified and will typically hold approximately 300 stocks. The Sub-Adviser may emphasize securities that it believes to be undervalued.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o There is no assurance that the Sub-Adviser will find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.

   o Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

   o The portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.


  Select Equity Portfolio.
  Investment Objective

   o The Select Equity Portfolio seeks to provide long-term growth of capital and income.

  Principal Investment Strategies

     o The Portfolio will be an actively managed portfolio of selected equity securities that seeks to outperform the total return of the S&P 500, consistent with reasonable investment risk.

     o The Portfolio invests primarily in dividend-paying common stock but it may also invest in other equity securities.

     o Under normal circumstances, the Portfolio will be fully invested in the stocks of large- and medium-sized companies primarily included in the S&P 500.

     o As a guideline, the Sub-Adviser seeks to achieve gross income for the Portfolio equal to at least 75% of the dividend income generated on the stocks included in the S&P 500.

     o The Portfolio will be highly diversified and will typically hold between 60 and 90 stocks. The Sub-Adviser may emphasize securities that it believes to be undervalued.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o There is no assurance that the Sub-Adviser will find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.

   o Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

   o The portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.


  International Equity Portfolio.
  Investment Objective

   o The International Equity Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations.

  Principal Investment Strategies

     o The Sub-Adviser will actively manage the Portfolio which will be comprised of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index").

     o The Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of foreign issuers.

     o The Portfolio's primary equity investments are the common stocks of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries.

     o The Portfolio may invest in the securities of issuers located in developing countries.

     o The Sub-Adviser actively manages currency exposure in an attempt to protect and possibly enhance the Portfolio's market value through the use of derivatives such as forward foreign currency exchange contracts.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o Securities of non-U.S. companies are subject to risks in addition to the normal risks of investments, such as changes in value related to changes in currency exchange rates, additional transaction costs and more difficulty in selling the securities. The risks of investing in foreign securities are usually higher in emerging markets such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa.

   o There is no assurance that the Sub-Adviser will find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.

   o There is a risk in using derivative transactions that the security may not go up or down as the Sub-Adviser anticipates, resulting in a loss to the Portfolio. Losses may also occur if there is not a perfect correlation between the value of futures or forward contracts and the related securities.


Portfolios Managed by Lord, Abbett & Co.:

  Bond Debenture Portfolio.
  Investment Objective

   o The Bond Debenture Portfolio seeks to provide high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower rated.

  Principal Investment Strategies

     o The Portfolio will invest at least 80% of its total assets in debt securities.

     o The Sub-Adviser will actively manage the Portfolio and seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

     o Capital appreciation is an important consideration in the selection of portfolio securities.

     o The Portfolio may invest substantially in lower-rated bonds (junk bonds) for their higher yields which entail greater risks.

     o The Portfolio normally invests in long-term debt securities when Portfolio management believes that interest rates in the long run will decline and prices of such securities generally will be high. When Portfolio management believes that long-term interest rates will rise, it will endeavor to shift the Portfolio into short-term debt.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o Lower quality, higher-yielding, bonds (junk bonds) may have a greater potential return than higher quality bonds but also have a higher risk of default.

     o the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

     o the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

   o the risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates.

   o There is no assurance that the Sub-Adviser will find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.


  Mid-Cap Value Portfolio.
  Investment Objective

   o   The  Mid-Cap  Value   Portfolio   seeks  capital   appreciation   through
       investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

  Principal Investment Strategies

   o The Portfolio invests primarily in common stocks, including securities convertible into common stocks, of companies with good prospects for improvement in earnings trends or asset values that are not yet fully recognized in the investment community.

   o The Portfolio normally invests at least 65% of its total assets in mid-cap companies (companies whose outstanding equity securities have an aggregate market value of between $200 million and $5 billion.)

     o    The  Portfolio   normally  will  be  diversified   among  many  issues
          representing many different industries.

   o The holdings in the portfolio typically will be selected for their potential for significant market appreciation from growing recognition of substantial improvement in the company's financial results or increasing anticipation of such improvement.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o Investments in small to medium sized companies may produce higher returns than investments in companies with larger capitalizations; however, companies with smaller capitalizations may have a higher risk of failure than larger companies.

   o There is no assurance that the Sub-Adviser will find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.

   o The portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.


  Large Cap Research Portfolio.
  Investment Objective

   o The Large Cap Research Portfolio seeks growth of capital and growth of income consistent with reasonable risk. Production of current income is a secondary consideration.

  Principal Investment Strategies

     o The Portfolio invests primarily in common stocks, including securities convertible into common stocks such as investment-grade convertible bonds or convertible preferred stocks, of large-cap companies (companies whose outstanding equity securities have an aggregate market value of $1.5 billion and above).

     o The Portfolio will normally invest at least 65% of its total assets in large-cap companies with good prospects for improvement in earnings trends or asset values.

     o The Portfolio focuses more on capital growth and growth of income than on current income.

     o The Portfolio will be comprised of the equity securities of many companies that are undervalued or out of current investment favor.

     o The Portfolio will be diversified among many issuers representing many different industries.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o There is no assurance that the Sub-Adviser will find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.

   o Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

   o The portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.


  Developing Growth Portfolio.
  Investment Objective

   o The Developing Growth Portfolio seeks long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

  Principal Investment Strategies

     o The Portfolio normally will invest at least 65% of its total assets in securities of companies in the developing growth phase which is one generally characterized by a dramatic rate of growth.

     o    The Portfolio also may invest in companies in their formative stage.

     o In selecting securities for the Portfolio, the management of the Portfolio looks at:

          o special characteristics that it believes will help their growth;

          o certain financial characteristics; and

          o certain characteristics of management of companies that it is considering, in addition to those that are implied by the financial data.

       o The securities selected for the Portfolio are analyzed solely on traditional investment fundamentals and not on trends indicated by technical analyses.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o Investments in small to medium sized companies may produce higher returns than investments in companies with larger capitalizations; however, companies with smaller capitalizations may have a higher risk of failure than larger companies.

   o Growth-style investing: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Portfolio focuses on growth-style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

   o There is no assurance that the Sub-Adviser will find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.

  Lord Abbett Growth and Income Portfolio.
  Investment Objective

   o The Lord Abbett Growth and Income Portfolio seeks to achieve long-term growth of capital and income without excessive fluctuation in market value.

  Principal Investment Strategies

   o The Portfolio intends to keep its assets invested in those securities which are selling at reasonable prices in relation to value.

   o The Portfolio will normally invest in common stocks, including securities convertible into common stocks, of large, seasoned companies in sound financial condition, which common stocks are expected to show above-average price appreciation.

  Principal Risks

  The principal risks of investing in the Portfolio are:

   o There is no assurance that the Sub-Adviser will find securities that meet the goals of the Portfolio or that the companies the Sub-Adviser selects will reach their potential value. The value of the securities purchased by the Portfolio may decline as a result of economic, political or market conditions or an issuer's financial circumstances. The value of your investment in a Portfolio at any given time may be less than the purchase payments you (the owner of the Contract) originally invested in the Portfolio.

   o The portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

   o Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.


Bar Charts and Tables
The following tables and charts are provided to illustrate the variability of the investment returns that each Portfolio shown below has earned in the past.

o Average annual total return measures a Portfolio's performance over time, and compares those returns to a representative index. Periods of 1, 5, and 10 years (or, since inception as applicable) are presented.

o The graphs of year-by-year returns examine volatility by illustrating a Portfolio's historic highs and lows.

o In general, as reflected in this section, Portfolios with higher average annual total returns tend to be more volatile.

o Return calculations do not reflect insurance product fees or other charges and, if included, these charges would reduce each Portfolio's past performance. Also, past performance does not necessarily indicate how a particular Portfolio will perform in the future.

o Certain Portfolios have commenced investment operations relatively recently and consequently there is only a limited performance history shown below. A longer history might give a clearer indication of the risks involved in investing in the Portfolios.

The Lord Abbett Growth and Income Portfolio commenced investment operations on January 8, 1999 and therefore a bar chart has not been included for this Portfolio.



Quality Bond Portfolio.

Bar chart plot points:     1997     1998
                           9.06%    8.37%

Best Quarter: 3rd qtr `98      4.15%
Worst Quarter: 1st qtr `97    -0.60%

--------------------------------------------------------------------------------

                                               Since May 1, 1996
                               One Year Ended  (Date of initial
                                  12/31/98     public offering)
--------------------------------------------------------------------------------
Portfolio average                   8.37%           8.68%
annual total return
--------------------------------------------------------------------------------
Salomon Brothers Broad
Investment Grade Bond Index         8.72%           9.27%
--------------------------------------------------------------------------------

The Salomon Brothers Broad Investment Grade Bond Index (BIG) is a market-capitalized weighted index which includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index does not reflect any expenses.


Small Cap Stock Portfolio.
Bar chart plot points:     1997     1998
                           20.89%   -5.40%

Best Quarter: 2nd qtr `97     15.27%
Worst Quarter: 3rd qtr `98  -21.49%


--------------------------------------------------------------------------------

                                               Since May 1, 1996
                               One Year Ended  (Date of initial
                                  12/31/98     public offering)
--------------------------------------------------------------------------------
Portfolio average                  (5.40)%          8.47%
annual total return
--------------------------------------------------------------------------------
Russell 2000 Index                 (2.57)%          8.87%
--------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.









Large Cap Stock Portfolio.
Bar chart plot points:     1997     1998
                           33.25%   32.31%

Best Quarter: 4th qtr `98     22.93%
Worst Quarter: 3rd qtr `98   -9.85%


--------------------------------------------------------------------------------

                                               Since May 1, 1996
                               One Year Ended  (Date of initial
                                  12/31/98     public offering)
--------------------------------------------------------------------------------
Portfolio average                  32.31%          30.02%
annual total return
--------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index                        28.58%          28.99%
--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


Select Equity Portfolio.
Bar chart plot points:     1997     1998
                           31.55%   22.56%

Best Quarter: 4th qtr `98      21.63%
Worst Quarter: 3rd qtr `98  -10.92%


--------------------------------------------------------------------------------

                                               Since May 1, 1996
                               One Year Ended  (Date of initial
                                  12/31/98     public offering)
--------------------------------------------------------------------------------
Portfolio average                  22.56%          23.30%
annual total return
--------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index                        28.58%          28.99%
--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

International Equity Portfolio.
Bar chart plot points:     1997     1998
                           5.96%    14.07%

Best Quarter: 4th qtr `98      19.07%
Worst Quarter: 3rd qtr `98  -16.54%


--------------------------------------------------------------------------------

                                               Since May 1, 1996
                               One Year Ended  (Date of initial
                                  12/31/98     public offering)
--------------------------------------------------------------------------------
Portfolio average                  14.07%          10.66%
annual total return
--------------------------------------------------------------------------------
Morgan Stanley Capital
International Europe, Asia,
and Far East (EAFE) Index          20.00%           7.85%
--------------------------------------------------------------------------------

The Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index is an unmanaged index and is an aggregate of 15 individual country indexes that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.


Bond Debenture Portfolio.
Bar chart plot points:     1997     1998
                           15.63%   6.26%

Best Quarter: 2nd qtr `97      6.25%
Worst Quarter: 3rd qtr `98   -4.31%


--------------------------------------------------------------------------------

                                               Since May 1, 1996
                               One Year Ended  (Date of initial
                                  12/31/98     public offering)
--------------------------------------------------------------------------------
Portfolio average                   6.26%          13.03%
annual total return
--------------------------------------------------------------------------------
First Boston High Yield Index       0.58%           8.40%
--------------------------------------------------------------------------------

Salomon Brothers Broad
Investment High Grade Index         8.72%           9.27%
--------------------------------------------------------------------------------

Merrill Lynch
Convertible Index                   8.93%          13.17%

The First Boston High Yield Index is representative of the lower rated debt (including straight-preferred stocks) investments in the portfolio; the Merrill Lynch Convertible Index is representative of the equity-related securities in the portfolio; and Salomon Brothers Broad Investment High Grade Index is representative of the high-grade debt in the portfolio.

Mid-Cap Value Portfolio.
Bar chart plot points:     1998
                           1.11%

Best Quarter: 4th qtr `98      13.03%
Worst Quarter: 3rd qtr `98  -17.02%


--------------------------------------------------------------------------------

                                                Since Aug. 20,
                                                 1997 (Date of
                               One Year Ended    commencement
                                  12/31/98      of operations)
--------------------------------------------------------------------------------
Portfolio average                   1.11%           4.40%
annual total return
--------------------------------------------------------------------------------
Russell MidCap Index               10.09%          12.65%
--------------------------------------------------------------------------------

The Russell Midcap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The Index does not reflect any expenses. The Index is shown from the first full month since the Portfolio's inception.


Large Cap Research Portfolio.
Bar chart plot points:     1998
                           21.04%

Best Quarter: 4th qtr `98      19.72%
Worst Quarter: 3rd qtr `98  -12.37%


--------------------------------------------------------------------------------

                                                Since Aug. 20,
                                                 1997 (Date of
                               One Year Ended    commencement
                                  12/31/98      of operations)
--------------------------------------------------------------------------------
Portfolio average                  21.04%          14.37%
annual total return
--------------------------------------------------------------------------------
Standard & Poor's 500
Stock Index                        28.58%          26.44%
--------------------------------------------------------------------------------

The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment. The Index is shown from the first full month since the Portfolio's inception.

Developing Growth Portfolio.
Bar chart plot points:     1998
                           6.60%

Best Quarter: 4th qtr `98      26.01%
Worst Quarter: 3rd qtr `98  -21.82%


--------------------------------------------------------------------------------

                                                Since Aug. 20,
                                                 1997 (Date of
                               One Year Ended    commencement
                                  12/31/98      of operations)
--------------------------------------------------------------------------------
Portfolio average                   6.60%           8.99%
annual total return
--------------------------------------------------------------------------------
Russell 2000 Index                 (2.57)%          5.38%
--------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged index of 2000 small company stocks. The Index is shown from the first full month since the Portfolio's inception.



DESCRIPTION OF THE PORTFOLIOS

Each Portfolio of the Trust has its own investment objective. Except where otherwise noted, these objectives may be changed without shareholder approval. Since investment in any Portfolio involves both opportunities for gain and risks of loss, we cannot give you assurance that the Portfolios will achieve their objectives. You should carefully review the objectives and investment practices of the Portfolios and consider your ability to assume the risks involved before allocating payments to particular Portfolios.

While certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows, additional information on these subjects appears in the Appendix to this Prospectus. However, those discussions do not list every type of investment, technique, or risk to which a Portfolio may be exposed. Further, the Portfolios may change their investment practices at any time without notice, except for those policies that this Prospectus or the Statement of Additional Information ("SAI") specifically identify as requiring a shareholder vote to change. Unless otherwise indicated, all percentage limitations, as well as the characterization of a company's capitalization, are evaluated as of the date of purchase of the security.

Each Portfolio may invest in money market instruments as a temporary defensive measure during, or in anticipation of, adverse market conditions. This could help a Portfolio avoid losses but may mean lost opportunities.

The investment objectives, principal investment strategies and principal risks of each Portfolio have been described under the sections captioned "Investment Objectives" and "Principal Investment Strategies and Risks of Each Portfolio" in the "Risk/Return Summary." The discussion below provides further information concerning the principal investment strategies and risks of each Portfolio.


Principal Investment Strategies
Portfolios Managed by J.P. Morgan Investment Management Inc.:

Quality Bond Portfolio.
The Portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of shorter-term obligations while recognizing the greater price fluctuation of longer-term obligations.

The Sub-Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, the Sub-Adviser adjusts the duration of the Portfolio in light of market conditions and the Sub-Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. The Sub-Adviser selects specific securities which it believes are undervalued for purchase using:

o    advanced quantitative tools
o    analysis of credit risk
o    the expertise of a dedicated trading desk
o    the judgment of fixed income portfolio managers and analysts

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions, the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index, the
Portfolio's benchmark. Currently, the benchmark's duration is approximately 5 years. The maturities of the individual securities in the Portfolio may vary widely, however.

The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These securities will be of various types and maturities and will include:

o    debentures
o    notes
o    mortgage  securities
o    equipment trust certificates
o    zero coupon securities
o    other collateralized securities

Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to lower the payments due on the securities.

The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States including

o    Treasury securities
o    GNMA Certificates
o    Obligations of the Farmers Home Administration and the Export Import Bank

The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment. Some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are responsible for payments on their obligations, they do not guarantee their market value.

The Portfolio may also invest in

o municipal obligations that have been issued on a taxable basis or that have an attractive yield excluding tax considerations

o    debt securities of foreign governments and governmental entities

It is a current policy of the Portfolio that under normal circumstances at least 65% of its total assets will consist of securities that are rated at least A by Moody's or S&P or that are unrated and in the Sub-Adviser's opinion are of comparable quality. In the case of 30% of the Portfolio's investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. The remaining 5% of the Portfolio's assets may be invested in debt securities that are rated Ba or better by Moody's or BB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba by Moody's or BB by S&P are below investment grade and considered to be speculative with regard to payment of interest and principal.

Small Cap Stock Portfolio.
The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The Portfolio may also serve as an efficient vehicle to diversify an existing portfolio by adding the equities of smaller U.S. companies. The small company holdings of the Portfolio are primarily companies included in the Russell 2000 Index.

The Sub-Adviser seeks to enhance the Portfolio's total return relative to that of the U.S. small company universe. To do so, the Sub-Adviser uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. The Sub-Adviser continually screens the universe of small capitalization companies to identify for further analysis those companies which exhibit favorable characteristics such as significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, the Sub-Adviser ranks these companies within economic sectors according to their relative value. The Sub-Adviser then selects for purchase the most attractive companies within each economic sector.

The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the U.S. small company universe. The Sub-Adviser believes that under normal market conditions, the Portfolio will have sector weightings comparable to that of the U.S. small company universe, although it may moderately under- or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Portfolio.

The Portfolio's net assets invested in equity securities will consist of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stocks of small U.S. companies and, to a limited extent, similar securities of foreign corporations. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.

Large Cap Stock Portfolio.
Ordinarily,   the  Portfolio  pursues  its  investment  objective  by  investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things,

o    non-dividend-paying common stock,

o    preferred stock,

o securities convertible into common stock, such as convertible preferred stock and convertible bonds, and

o    warrants.

The Portfolio may also invest in American Depository Receipts (ADRs) and in various foreign securities if U.S. exchange-listed.

The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies typically represented by the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. Portfolio sector weightings will generally equal those of the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as

o an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general

o as a result of a market decline, poor economic conditions or tax-loss selling, or

o    actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will normally be comprised, based on the dividend discount model, of stocks in the first three quintiles.

Select Equity Portfolio.
Ordinarily,   the  Portfolio  pursues  its  investment  objective  by  investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things,

o    non-dividend-paying common stock,

o    preferred stock,

o securities convertible into common stock, such as convertible preferred stock and convertible bonds, and

o    warrants.

The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies primarily included in the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Sub-Adviser may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as

o an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general

o as a result of a market decline, poor economic conditions, tax-loss selling, or

o    actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will primarily consist of stocks of companies from the first and second quintiles.

International Equity Portfolio.
The Portfolio seeks to achieve its investment objective through country allocation, stock selection and management of currency exposure. The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the EAFE Index.

Based on fundamental research, quantitative valuation techniques, and experienced judgment, the Sub-Adviser uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States by under- or over-weighting selected countries in the EAFE Index. Currently, Japan has the heaviest weighting in the EAFE Index (approximately 21% as of December 31, 1998). The Portfolio will not invest more than 25% of its net assets in Japan notwithstanding the Japan weighting in the EAFE Index.

Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, the Sub-Adviser selects the securities which appear the most attractive for the Portfolio. The Sub-Adviser believes that under normal market conditions, economic sector weightings generally will be similar to those of the EAFE Index.

Finally, the Sub-Adviser actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Sub-Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors, and the judgment of a team of experienced currency managers.

The Portfolio's assets in equity securities of foreign issuers will consist of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. The Portfolio may also invest in securities of issuers located in developing countries. The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

Portfolios Managed by Lord, Abbett & Co.:

Bond Debenture Portfolio.
It is the belief of the Portfolio's management that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified debt-security portfolio. The Portfolio seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, in the view of Portfolio management, likely to decrease, can generate higher yields. Such debt securities normally will consist of

o    secured debt obligations of the issuer (i.e., bonds)

o    general unsecured debt obligations of the issuer (i.e., debentures) and

o debt securities which are subordinate in right of payment to other debt of the issuer.

Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation may be obtained by

o investing in debt securities when the trend of interest rates is expected to be down;

o investing in convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock; and

o investing in debt securities of issuers in financial difficulties when, in the view of Portfolio management, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved).

In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

The Portfolio must keep at least 20% of the value of its total assets in

o debt securities which, at the time of purchase, are rated within one of the four highest grades determined either by Moody's or S&P,

o debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities,

o cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government), or

o    a combination of any of the foregoing

The Portfolio may invest up to 10% of its gross assets, at market value, in debt securities primarily traded in foreign countries - such foreign debt securities normally will be limited to issues where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions.

Subject to the percentage limitations for purchases of other than debt securities described below, the Portfolio may purchase common and preferred stocks.

The Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its gross assets.

The Portfolio may invest substantially in lower-rated bonds for their higher yields which entail greater risks. Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by the Sub-Adviser are especially important in the selection of such bonds, which, if rated BB/Ba or lower, often are described as "high-yield bonds" because of their generally higher yields and referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, the Sub-Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

The Portfolio may invest in the securities markets of foreign countries.

Mid-Cap Value Portfolio.
Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments in mid-cap companies, determined at the time of purchase. "Mid-cap" companies are defined for this purpose as companies whose outstanding equity securities have an aggregate market value of between $200 million and $5 billion.

Selection of stocks is based on appreciation potential, without regard to current income. The holdings in the Portfolio typically will be selected for their potential for significant market appreciation from growing recognition of substantial improvement in the company's financial results or increasing anticipation of such improvement. This potential may derive from such factors as

o    changes in the economic and financial environment,

o    new or improved products or services,

o    new or rapidly expanding markets,

o    changes in management or structure of the company,

o    price increases due to shortages of resources or productive capacity,

o improved efficiencies resulting from new technologies or changes in distribution or

o changes in governmental regulations, political climate or competitive conditions.

The companies represented will have a strong or, in the perception of Portfolio management, an improving financial position. The outstanding stock of companies in the Portfolio ordinarily will have an aggregate market value of not less than approximately $50 million. At the time of purchase, the stocks may be largely neglected by the investment community or, if widely followed, they may be out of favor or at least controversial. Characteristically, the Portfolio will not carry a large cash position as an investment strategy. While the Portfolio may take short-term gains if deemed appropriate, normally the Portfolio will hold securities in order to realize long-term capital gains. The Portfolio may invest up to 10% of its net assets in securities (of the type described above) which are primarily traded in foreign countries.

Large Cap Research Portfolio.
The Portfolio will invest in companies on the basis of the fundamental economic and business factors (such as government, fiscal and monetary policies, employment levels, demographics, retail sales and market share) which will affect future earnings and which Portfolio management believes are the primary factors determining the future market valuation of stocks. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

In seeking to fulfill its objective, the Portfolio will invest also in both small and middle-sized companies, as measured by the value of their outstanding stock guided by the policies mentioned herein.

Portfolio management concentrates its research and stock selection on companies that are undervalued or out of current investment favor and thus the investment portfolio typically will encompass less market risk as measured by its price-to-normal earnings and price-to-book value ratios. The Portfolio's management process results in the sale of stocks that it judges to be overpriced and reinvestment in other securities which it believes offer better values and less market risk.

The Portfolio reflects the collective judgment of the Research Department of the Sub-Adviser as to what securities represent the greatest investment value, regardless of industry sector, market capitalization, or Wall Street sponsorship. At the time of purchase, securities selected for the Portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor or at least controversial.

Up to 10% of the Portfolio's net assets (at the time of investment) may be invested in foreign securities (of the type described herein) primarily traded in foreign countries.

The Portfolio may invest in closed-end investment companies if bought in the secondary market with a fee or commission no greater than the customary broker's commission in compliance with applicable law. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Portfolio and the closed-end investment company both charge a management fee.

Neither an issuer's ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from the Portfolio.

Developing Growth Portfolio.
The Portfolio's present investment strategy, as developed by the Sub-Adviser, is based on the four phases of corporate growth. As described below, only the second (or developing growth) phase is characterized by a dramatic rate of growth. The management of the Portfolio looks for companies in that phase and, under normal circumstances, will invest at least 65% of the Portfolio's total assets in securities of such companies. The Portfolio also may invest in companies which are in their formative phase. Developing growth companies are almost always small, usually young and their shares are generally traded over the counter. Having, in the view of Portfolio management, passed the pitfalls of the formative years, they are now in a position to grow rapidly in their market.

The Four Phases of Business Growth
(as perceived by the Sub-Adviser)
Phase 1 -- Formative: Phase 1 has high risk. Companies in this phase are formative and the perils of infancy take a high toll during these years. Skill of management and growth of revenues and earnings permit some companies to survive and advance into the second phase.

Phase 2 -- Developing Growth: Phase 2 usually is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The management of the Portfolio focuses on companies which it believes are strongly positioned in this phase. Of course, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated.

Phase 3 -- Established Growth: Phase 3 is a time of established growth when competitive forces, regulations and internal bureaucracy often begin to blunt the sharp edge of success in the marketplace.

Phase 4 -- Maturity: Phase 4 is a time of maturity when companies ease into a growth pattern that roughly reflects the increase in Gross Domestic Product.

At any given time, there are many hundreds of publicly-traded corporations in the developing growth phase. In choosing from among them, Portfolio management looks for special characteristics that will help their growth. These can include

o    a unique product or service for which management foresees a rising demand;

o    a special area of technological expertise;

o    the ability to service a region that is growing faster than average;

o a competitive advantage or new opportunities in foreign trade or from shifts in government priorities and programs;

o or an ability to take advantage of growth of consumers' discretionary income and demographic changes.

The management of the Portfolio also looks for certain financial characteristics such as:

o at least five years of higher-than-average growth of revenues and earnings per share;

o    higher-than-average returns on equity;

o ability to finance growth in the form of a lower-than-average ratio of long-term debt to capital and price/earnings ratios that are below expected growth rates.

The Portfolio also looks for certain characteristics of management in addition to those that are implied by the financial data. The Portfolio looks for management that is well-seasoned and diverse in its talent and that is aggressive enough to seize the opportunities it perceives in each company's future. Finally, the Portfolio looks for management that has demonstrated an ability to manage through a full economic cycle. The Portfolio does not, however, invest in order to control management.

Securities being considered for the Portfolio are analyzed solely on traditional investment fundamentals. In addition to the financial data already mentioned, the management of the Portfolio evaluates the market for

o each  company's  products or  services,
o the  strengths  and  weaknesses  of competitors,
o the  availability of raw materials,
o diversity of product mix, etc.

Finally, in assembling the investment portfolio, the management of the Portfolio tries to diversify the Portfolio's investments. Within the bounds of other criteria, the management of the Portfolio tries to invest in many securities and industries so that any misjudgments it might make are adequately cushioned.

Lord Abbett Growth and Income Portfolio.
The Portfolio intends to keep its assets invested in those securities which are selling at reasonable prices in relation to value and, to do so, it may have to forego some opportunities for gains when, in the judgment of Portfolio management , they carry excessive risk.

The Portfolio will try to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.

The Portfolio will normally invest in common stocks. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

The Portfolio constantly seeks to balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. The Portfolio will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell stocks that are judged to be overpriced and reinvest the proceeds in other securities which are believed to offer better values for the Portfolio.

The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Portfolio may invest in straight bonds and other fixed-income securities.


Principal Risks
o Market Risks. All securities have market risk. The Sub-Advisers invest in different types of securities and investment techniques all of which involve varying amounts of risk. The value of bonds and other fixed income securities will go up and down in response to changes in interest rates charged by the Federal Reserve and the lending banks. Stocks may be affected by the overall economy, both within and without the United States and by changes in demand for certain products or in certain parts of the market.

o Investment in Stocks. Stocks tend to go up and down in value more than do bonds or other debt obligations (fixed income securities), making them more volatile. Volatile securities have a greater potential return than do fixed income securities, but have more risk of loss. Although, in the past, stocks that have been held for a long period of time have provided higher returns than less volatile securities, there is no assurance that they will do so in the future.

o Investment in Bonds. The value of bonds and other debt obligations(fixed income securities) will change when interest rates change. If interest rates go down, the market value of bonds held by the Portfolio increases; however if interest rates go up, the market value of bonds held by the Portfolio goes down.

o Smaller Companies. Investment in the stocks of smaller companies has risks in addition to the risk of investing in any stocks. Smaller companies have less capitalization than larger companies and a greater risk of failing. Smaller companies may be less diversified than larger companies and therefore may be more at risk from economic changes that affect only specific industries or markets. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group.

o Purchasing for Value. When a Sub-Adviser purchases stocks of companies that other investors have not recognized as having value, there is a risk that those stocks will never be recognized by other investors and therefore may not achieve their potential value.

o Derivatives. Derivatives can be volatile investments and involve certain risks. A Portfolio may be unable to limit its losses by closing a position due to lack of a liquid market or similar factors. Losses may also occur if there is not a perfect correlation between the value of futures or forward contracts and the related securities. The use of futures may involve a high degree of leverage because of low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to a Portfolio. Leverage may
     exaggerate  losses  of  principal.   The  amount  of  gains  or  losses  on
     investments in futures contracts depends on a Sub-Adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

o Foreign Securities. Investments in non-U.S. securities are subject to risks in addition to the normal risks of investments. The value of non-U.S. securities will change as the exchange rates for the currency in the countries where the companies are located change. Some countries do not have the same kinds of laws that protect the purchasers of securities, as do countries with more established markets such as the United States. Therefore, there is more risk in purchasing securities issued by companies located in those countries. In addition, there may be less information available about non-U.S. issuers, delays in settling sales of foreign securities and governmental restrictions or controls that can adversely affect the value of securities of foreign companies. Securities of foreign companies may not be as easy to sell as securities of U.S. companies. A Portfolio may incur additional costs in handling foreign securities, such as increased sales costs and custody costs.

o Emerging Market Countries. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets countries, as these markets are generally more volatile than the markets of developed countries.

o    Mortgage-Backed  Securities.  There  is a  risk  for a  Portfolio  when  it
     purchases  mortgage-backed  securities.   Under  these  arrangements,   the
     Portfolio acquires an interest in a pool of loans and the mortgages securing those loans. As the borrowers make principal and interest payments on the loans, the Portfolio receives a share of those payments. The value of the interests in these pools will go up and down as interest rates go up and down in the same manner as bonds. In addition, however, the value is reduced if the borrowers repay the loans earlier than predicted, particularly when the interest rates on the repaid loans are higher than current interest rates being paid for new loans that would replace the repaid loans. The value of the interests is also reduced if the borrowers default on the loans and the mortgaged property, collateral and/or other guarantees securing the loans are not sufficient to cover the amounts in default.

o Repurchase Agreements. Under a repurchase agreement the purchaser acquires a debt instrument for a relatively short time. The seller of the debt instrument agrees to repurchase the instrument and the purchaser agrees to resell the instrument at a fixed price and time. Repurchase agreements give the Portfolio the potential for increased returns, but also have similar market risks to those of investing in mortgage dollar roll transactions described below. If the value of the security that will be repurchased increases above the repurchase price, the Portfolio will benefit. However, if the value goes down, the Portfolio will be purchasing a security at a price higher than its value. In addition in a repurchase agreement, there is a risk that the other party will refuse to resell the security at the end of the transaction period. The purchaser receives collateral from the seller to back up the seller's agreement to repurchase; however, there is a risk that the collateral may not be worth the amount paid by the purchaser for the instrument. The purchaser may also have difficulty selling the collateral.

o Mortgage Dollar Roll Transactions. Mortgage dollar roll transactions have risks that are similar to those of reverse repurchase agreements. These transactions can increase the return of a Portfolio if the market value of the security sold by the Portfolio goes up to a price higher than the price at which the Portfolio can repurchase the security. However, if the market value goes down, the Portfolio will be purchasing a security at a price that is higher than its market value.

o Borrowing. All of the Portfolios may borrow money for temporary or emergency purposes. Certain Portfolios may engage in borrowing by investing in dollar roll transactions, repurchase agreements or similar securities. Certain Portfolios may borrow money or securities to increase the return on a Portfolio. Borrowing money or securities increases the assets that a Portfolio has available to invest. If the investments are profitable, the return for the Portfolio is enhanced. However, if the investments lose value, the losses are exaggerated.

o Lending Securities. Lending securities means that the Portfolio lends securities that the Portfolio owns to a third party for a fee. The Portfolio holds other assets of the borrower as collateral to insure the repayment of the securities loaned. Lending Portfolio securities may result in losses to the Portfolio if the borrower does not repay the securities loaned and the Portfolio is unable to sell the collateral for an amount equal to the value of the loaned securities.

o Below Investment Grade Bonds or Junk Bonds. Investing in below investment grade bonds, such as the lower quality, higher yielding bonds called junk bonds, can increase the risks of loss for a Portfolio. Junk bonds are bonds that are issued by small companies or companies with limited assets or short operating histories. These companies are more likely than more established or larger companies to default on the bonds and not pay interest or pay back the full principal amount. Third parties may not be willing to purchase the bonds from the Portfolios, which means they may be difficult to sell and some may be considered illiquid. Because of these risks, the companies issuing the junk bonds pay higher interest rates than companies issuing higher grade bonds. The higher interest rates can give investors a higher return on their investment.

o Short Sales. Engaging in short sales of stock can increase the losses of the Portfolio if the value of the stock increases before the Portfolio buys the stock to cover the short sale.

o Illiquid and Restricted Securities. All Portfolios may invest certain percentages of their assets in illiquid securities which are securities which a Portfolio cannot easily sell or which it cannot sell quickly (within seven days) without taking a reduced price for them. Any Portfolio may invest in securities that the Portfolio cannot sell unless it meets certain restrictions (restricted securities). The restrictions usually relate to the initial sale of the security, such as securities purchased in a private transaction or securities sold only to qualified purchasers. It may take the Sub-Advisers more time to sell illiquid or restricted securities than it would take them to sell other securities. A Portfolio might be forced to sell the securities at a discount or be unable to sell securities at all that are losing value.

o Cash Investments. In addition to the investments described above for each Portfolio, each Sub-Adviser may keep a portion of a Portfolio's assets in cash or in investments that are as liquid as cash such as money market mutual funds. The Sub-Advisers keep the cash available to meet unexpected expenditures such as redemptions. Investments in cash or similar liquid securities (cash equivalents) generally do not provide as high a return as would assets invested in other types of securities.

o Defensive Positions. The Sub-Advisers have described their strategies for investing the assets of each Portfolio under normal market conditions. Under extraordinary market, economic, political or other conditions, the Sub-Advisers may not follow their normal strategies, but instead may take certain temporary, defensive actions. These actions may include moving all assets to cash or cash equivalent investments or taking extraordinary steps to limit losses in response to adverse conditions. Defensive actions may prevent a Portfolio from achieving its investment goal.

o Portfolio Turnover Rates. The rate of portfolio turnover is the annual amount, expressed as a percentage, of a Portfolio's securities that it replaces in one year. The portfolio turnover rate will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Some of the Sub-Advisers may buy and sell securities for the
     Portfolios frequently, which increases a Portfolio's portfolio turnover rate. Portfolio turnover may vary from year to year or within a year, depending upon economic, market or business conditions and contributions and withdrawals. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The Sub-Advisers that actively trade Portfolio assets, expect that the potentially improved performance from frequent transactions will offset the higher costs; however, higher transaction costs can reduce the return of the Portfolio. The historical rates of portfolio turnover for all of the Portfolios are set forth herein under the Financial Highlights.

o Year 2000 (Y2K). Like other mutual funds, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser, the Sub-Advisers and other service providers in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 issue." When the Year 2000 arrives, the Trust's operations could be adversely affected if the computer systems used by its managers, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Trust's portfolio and operational areas could be impacted, including securities trade processing, securities pricing, reporting, custody functions and others. The Trust could experience difficulties in effecting transactions if any of its foreign subcustodians, or foreign broker/dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors that a Portfolio's Sub-Adviser may consider. Sub-Advisers may rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S., particularly in emerging markets, may be more susceptible to Year 2000 problems and may not be required to make the same level of disclosure regarding Year 2000 readiness as is required in the U.S. The Sub-Advisers, of course, cannot audit any company or their major suppliers to verify their Year 2000 readiness. If a company in which any Portfolio is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a Portfolio's holdings will have a similar impact on the Portfolio's performance.

The Adviser and Sub-Advisers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.


MANAGEMENT OF THE TRUST

The Trustees
The  Trust  is  organized  as  a  Massachusetts   business  trust.  The  overall
responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an Investment Advisory Agreement with the Adviser to handle the day-to-day affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Trust.


Adviser
Under an Investment Advisory Agreement dated April 1, 1996, as amended, the Adviser, located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Adviser changed its name to its present name on January 17, 1996. The Adviser is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation, which in turn, is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a St. Louis-based mutual company. General American has more than $451 billion of life insurance in force and approximately $29 billion in assets. The Adviser has acted as the investment adviser to the Trust, its sole account, since May 1, 1996.

The Investment Advisory Agreement authorizes the Adviser to manage the investment of the assets of each Portfolio, based on the investment objectives and policies of each Portfolio. The Adviser must develop a program for investing the assets of each Portfolio that is consistent with the investment objective of each Portfolio and that follows the policies and restrictions that the Board of Trustees has set for the Portfolios. The Adviser may retain Sub-Advisers to assist it. This Prospectus and the Statement of Additional Information describe these policies. (See the back cover of this Prospectus to find out how to get a free copy of the Statement of Additional Information.)

Compensation. The Adviser receives a fee, monthly, from each Portfolio for management of the net assets of the Portfolio. The Adviser calculates the fee based on the average daily net assets of each Portfolio. During 1998, the most recent fiscal year of the Portfolios, each of the Portfolios paid the Adviser the following percentage of its average daily net assets as compensation for its services as investment adviser to the Portfolios:

     Bond Debenture                                  0.75%

     Quality Bond                                    0.55%

     International Equity.                           0.81%

     Select Equity.                                  0.68%

     Small Cap Stock                                 0.85%

     Large Cap Stock                                 0.65%

     Mid-Cap Value                                   1.00%

     Large Cap Research                              1.00%

     Developing Growth                               0.90%

The percentage of net assets paid to the Adviser as an investment advisory fee for each Portfolio changes with the amount of net assets in the Portfolio. Generally the larger the net assets, the lower the fees as a percentage of net assets.



Under the Investment Advisory Agreement, the Trust is obligated to pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of a Portfolio:

                       Average Daily
Portfolio              Net Assets             % Per Annum
Bond Debenture         _______________        .75%

Quality Bond           First $75 million      .55%
                       Over $75 million       .50%

International          First $50 million      .85%
Equity                 Over $50 million       .75%

Select Equity          First $50 million      .75%
                       Over $50 million       .65%

Small Cap              _______________        .85%
Stock

Large Cap              _______________        .65%
Stock

Mid-Cap Value          _______________        1.00%

Large Cap              _______________        1.00%
Research

Developing             _______________        .90%
Growth

Lord Abbett            _______________        .65%
Growth and
Income Portfolio

Other Services and Expenses. The Adviser is also responsible for the operation of each Portfolio and the supervision of others who provide services to the Portfolios such as custodians, accountants and transfer agents. The Adviser must provide office space and the services of personnel to carry out the operations of the Portfolios. The Adviser pays all ordinary office expenses for the Trust and the Portfolios. The Adviser also pays the salaries and costs of persons employed by the Adviser who serve as officers or Trustees of the Trust. The Portfolios are responsible for all of their own direct expenses such as fees of custodians, accountants, transfer agents and unaffiliated trustees. Cova Life and/or the Adviser and/or the Sub-Adviser(s) may at their discretion, but are not obligated to, assume all or any portion of Trust expenses.

Cova Financial Services Life Insurance Company, Cova Life Management Company and the Adviser have entered into an Investment Advisory Services Agreement, dated April 1, 1996, the purpose of which is to ensure that the Adviser, which is minimally capitalized, has adequate facilities and financing for the carrying on of its business. Under the terms of the Agreement, Cova Financial Services Life Insurance Company is obligated to provide the Adviser with adequate capitalization in order for the Adviser to meet any minimum capital requirements. Cova Financial Services Life Insurance Company is further obligated to reimburse the Adviser or assume payment for any obligation incurred by the Adviser. Cova Life Management Company is obligated to provide the Adviser with facilities and personnel sufficient for the Adviser to perform its obligations under the Investment Advisory Agreement.

Expense Reimbursement. Since May 1, 1996, Cova has been reimbursing the investment portfolios of Cova Series Trust for all operating expenses (exclusive of the management fees) in excess of approximately .10%. Beginning May 1, 1999, Cova will discontinue this reimbursement arrangement for the Select Equity, Small Cap Stock and International Equity Portfolios. Also beginning May 1, 1999, Cova will reimburse the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios for all operating expenses (exclusive of the management fees) in excess of approximately .30%, instead of .10%.


Trust Administration
The Adviser retains Investors Bank & Trust Company ("IBTC"), a Massachusetts trust company, to supervise various aspects of the Trust's administrative operations and to perform certain specific services including, but not limited to, the preparation and filing of Trust reports and tax returns, pursuant to an Administration Agreement between the Trust, the Adviser and IBTC. IBTC also serves as the transfer agent for the Trust.


Sub-Advisers and Portfolio Management
The Investment Advisory Agreement allows the Adviser to contract with third parties to provide some or all of its duties to the Portfolios under the Investment Advisory Agreement. The Adviser has contracted with the Sub-Advisers listed below to provide day-to-day management of the assets of each of the Portfolios. Under the terms of the agreements between each Sub-Adviser and the Adviser, the Sub-Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Sub-Adviser follows the policies set by the Adviser and the Board of Trustees for each of the Portfolios.

Compensation. Under the Sub-Advisory Agreements, the Adviser has agreed to pay each Sub-Adviser a fee for its services out of the fees the Adviser receives from the Portfolios. During 1998, the most recent fiscal year of the Portfolios, the Adviser paid the Sub-Advisers fees based on the following percentages of each Portfolio's average daily net assets:

     Bond Debenture                                  0.50%

     Quality Bond                                    0.30%

     International Equity                            0.56%

     Select Equity                                   0.43%

     Small Cap Stock                                 0.60%

     Large Cap Stock                                 0.40%

     Mid-Cap Value                                   0.75%

     Large Cap Research                              .0.75%

     Developing Growth                               0.65%

The percentage of net assets paid to the Sub-Advisers as fees for their services to each Portfolio changes with the amount of net assets in the Portfolio. Generally the larger the net assets, the lower the fees as a percentage of net assets.

Under the terms of each Sub-Advisory Agreement, the Adviser shall pay to each Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to each Portfolio, monthly fees at the following annual rates based on the average daily net assets of each Portfolio:

                       Average Daily          Sub-Advisory
Portfolio              Net Assets             Fee
Bond Debenture         _______________        .50%

Quality Bond           First $75 million      .30%
                       Over $75 million       .25%

International          First $50 million      .60%
Equity                 Over $50 million       .50%

Select Equity          First $50 million      .50%
                       Over $50 million       .40%

Large Cap              _______________        .40%
Stock

Small Cap              _______________        .60%
Stock

Mid-Cap Value          _______________        .75%

Large Cap              _______________        .75%
Research

                       Average Daily          Sub-Advisory
Portfolio              Net Assets             Fee
Developing             _______________        .65%
Growth

Lord Abbett            _______________        .40%
Growth and
Income Portfolio

J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036, a Delaware corporation, and a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated, is the Sub-Adviser for the Quality Bond, International Equity, Select Equity, Large Cap Stock and Small Cap Stock Portfolios of the Trust.


Portfolio Managers
Quality Bond Portfolio

Harriet T. Huber, Vice President of the Sub-Adviser. Ms. Huber is a portfolio manager in the U.S. Fixed Income Group responsible for pension and other institutional clients. Previously she worked in the insurance asset and liability group at Salomon Brothers and prior to that she traded interest rate swaps and sold taxable fixed income securities at First Boston. Ms. Huber received a B.A. in mathematics from the University of Wisconsin, Madison, and an M.B.A. from the University of Chicago.

William G. Tennille, Vice President of the Sub-Adviser. Mr. Tennille is a fixed income manager for separately managed accounts and commingled funds with an emphasis on mortgage securities and derivatives. Prior to joining J.P. Morgan in 1992, he managed a portfolio of mortgage securities for Manufacturers Hanover/Chemical Bank's proprietary account and investment portfolios at Deposit Guarantee National Bank, and First Florida Banks. Mr. Tennille has also managed a regional sales and trading office for Donaldson, Lufkin, & Jenrette. He is a graduate of the University of North Carolina.

Large Cap Stock Portfolio

James C. Wiess, Vice President of the Sub-Adviser. Mr. Wiess is a portfolio manager in the Structured Equity Group. While his primary responsibility is running the day-to-day implementation of structured equity strategies, he has client relationship responsibilities as well. He has been continuously involved in managing structured portfolios for the last five years. Prior to joining Morgan in 1992, Mr. Wiess worked for seven years at Oppenheimer & Co. developing and trading stock index arbitrage strategies. Mr. Wiess earned his undergraduate degree from the University of Pennsylvania's Wharton School. He also holds the CFA Charter.

John M. Devlin, Jr. Vice President of the Sub-Adviser. Mr. Devlin is a manager in our Global Balanced Group. He was previously on special assignment in our Frankfurt Office, after spending six years as a mortgage and corporate specialist on the Fixed Income trading desk. Prior to joining Morgan in 1986, Mr. Devlin spent 12 years with United States Steel, as a Pension Fund and Treasury manager. After graduating from Georgetown University with a degree in Finance, Mr. Devlin worked at E.F. Hutton as an Equity trader before moving to Reynolds Securities as a Municipal Bond trader. He holds an M.B.A. from Pace University and subsequently was an adjunct professor of finance at Pace for ten years, teaching courses in finance and capital markets.

International Equity Portfolio

Nigel F. Emmett, Vice President of the Sub-Adviser. Mr. Emmett is a portfolio manager with the International Equity Group. He joined J.P. Morgan in 1997. Previously, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment in London. He earned a B.A. degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AIMR), and is a Chartered Financial Analyst.

Paul Quinsee, Managing Director of the Sub-Adviser. Mr. Quinsee, an international equity portfolio manager and Chairman of the International Equity Strategy Group, relocated to our New York office in 1996. He joined J. P. Morgan Investment Management's London office in 1992 as an international portfolio manager. Previously, he spent five years as an equity portfolio manager with Citibank and two years with Schroder Capital Management in London. Mr. Quinsee has an honours degree from the University of Durham and is an Associate of the Society of Investment Analysts.

Small Cap Stock Portfolio

Denise E. Higgins, Vice-President of the Sub-Adviser. A member of the Equity and Balanced Accounts Group, Ms. Higgins currently manages client portfolios employing a small company research-driven investment approach. In her previous assignments at Morgan, she managed balanced portfolios for private individual clients and foundation accounts. She also managed the Equity & Convertible Common Trust Fund, and was a member of the U.S. Asset Allocation Committee. Prior to joining J.P. Morgan in 1994, Ms. Higgins spent 12 years at Lord, Abbett & Company, including 6 years as a research analyst and 6 years as a portfolio manager specializing in mid-to-small cap companies. Ms. Higgins, a Chartered Financial Analyst, received her B.A. from the College of Mount Saint Vincent, and her M.B.A. from the Wharton School.

Stephen J. Rich, Vice President of the Sub-Adviser. Mr. Rich is currently a portfolio manager in the Small Cap Equity Group. Prior to his current position, he has held positions in structured equity and balanced/equity. Before joining J.P. Morgan in 1991, he received an A.B. from Princeton University and has since earned his M.B.A. from New York University.

Select Equity Portfolio

Michael J. Kelly, Vice President of the Sub-Adviser. Mr. Kelly is an institutional portfolio manager with responsibility for a number of employee benefit, foundation, endowment, insurance, and mutual fund clients. He is currently Chairman of the domestic asset allocation committee. Prior to assuming his current position, he was in the Equity Research Group covering capital goods, electrical equipment, and conglomerates. Mr. Kelly also served as the group's generalist. Before joining Morgan in 1985, he held a position at the economic firm Townsend-Greenspan & Co., Inc. Mr. Kelly served as President of the Machinery Analysts of New York, Vice President of the Electrical Products Group, committee member for the AIMR and is a member of the Money Marketers of New York. Mr. Kelly has an undergraduate degree from Gettysburg College and an M.B.A. from The Wharton School. Mr. Kelly is a Chartered Financial Analyst.

Peggy Adams, Vice President of the Sub-Adviser. Ms. Adams is a portfolio manager in our Equity and Balanced group. Since joining Morgan in 1989, she has had assignments in Corporate Finance, Risk Arbitrage, and Institutional Equity Sales. Ms. Adams received her A.B. from Brown University and an MPPM from Yale School of Management.

Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. Lord Abbett has been an investment manager for over 68 years and currently manages approximately $25 billion in a family of mutual funds and other advisory accounts. Lord Abbett is the Sub-Adviser for the Bond Debenture, Mid-Cap Value, Large Cap Research, Developing Growth and Lord Abbett Growth and Income Portfolios.

Christopher J. Towle, Executive Vice President of Lord Abbett, is Portfolio Manager for the Bond Debenture Portfolio. Mr. Towle joined Lord Abbett in 1987 as Assistant Fixed Income Portfolio Manager and assumed full responsibilities as Fixed Income Portfolio Manager in August, 1995. Prior to joining Lord Abbett, Mr. Towle was an Assistant Vice President and Portfolio Manager with American International Group. He earned a B.A. degree in economics from Rutgers University and is a Chartered Financial Analyst.

Edward K. von der Linde is primarily responsible for the day-to-day management of the Mid-Cap Value Portfolio. Mr. von der Linde has been with Lord Abbett since 1988 and has over 11 years of investment experience.

Robert G. Morris, Lord Abbett partner, is primarily responsible for the day-to-day management of the Large Cap Research Portfolio. Prior to joining Lord Abbett in 1991, Mr. Morris was Vice President and Manager of Chase Manhattan Bank, N.A. Mr. Morris delegates management duties to a committee consisting, at any time, of three Lord Abbett employees from the Research Department. The members of the committee have staggered terms to assure continuity and a forum for different judgments as to what securities represent the greatest investment value, regardless of industry sector, market capitalization or Wall Street sponsorship.

Stephen J.  McGruder  serves as  portfolio  manager  for the  Developing  Growth
Portfolio. Prior to joining Lord Abbett, Mr. McGruder had served as Vice President of Wafra Investments Advisory Group, a private investment company, since October 1988. Mr. McGruder has over 25 years of experience in the investment business.

W. Thomas Hudson, Jr. is primarily responsible for the day-to-day management of the Lord Abbett Growth and Income Portfolio. Mr. Hudson has been employed by Lord Abbett since 1982.



PORTFOLIO SHARES


Distribution and Redemption
All Portfolios of the Trust sell shares to the separate accounts ("Variable Accounts") of Cova Financial Services Life Insurance Company and its affiliated life insurance companies (collectively, "Cova Life") as a funding vehicle for the Contracts offered by Cova Life. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the Variable Accounts of Cova Life, and therefore, are ultimately borne by Contract owners. In addition, other fees and expenses are assessed by Cova Life at the separate account level. (See the Prospectus for the Contract for a description of all fees and charges relating to the Contract.)


Price of Shares
The Portfolios will buy or sell shares at the price determined at the end of each day during which the New York Stock Exchange is open for trading (see Net Asset Value, below). The Portfolios must receive your order by 4:00 p.m. Eastern time for you to receive the price for that day. The Portfolios will buy or sell shares for orders they receive after 4:00 p.m. at the price calculated for the next day on which the New York Stock Exchange is open.


Placing Orders for Shares
The prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Portfolios. You may obtain a copy of that prospectus, free of charge, from Cova Life or from the person who sold you the Contract. The Adviser and Cova Life will not consider an order to buy or sell shares in the Portfolios as received until the order meets the requirements for documentation or signatures described in the prospectus for your Contract. The Portfolios do not charge any fees for selling (redeeming) shares. You should review the prospectus for your Contract to see if Cova Life charges any fees for redeeming your interest in the Contract or for moving your assets from one Portfolio to another.


Payment for Redemptions
Payment for orders to sell (redeem) shares will be made within seven days after the Adviser receives the order.


Suspension or Rejection of Purchases and Redemptions
The Portfolios may suspend the offer of shares, or reject any specific request to purchase shares from a Portfolio at any time. The Portfolios may suspend their obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.


Right to Restrict Transfers
Neither the Trust nor the Variable Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused. Investors should consult the Variable Account prospectus that accompanies this Trust Prospectus for information on other specific limitations on the transfer privilege.


Net Asset Value
The value or price of each share of each Portfolio (net asset value per share) is calculated at the close of business, usually 4:00 p.m., of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The value of all assets held by each Portfolio at the end of the day, is determined by subtracting all liabilities and dividing the total by the total number of shares outstanding. This value is provided to Cova Life, which uses it to calculate the value of your interest in your Contract. It is also the price at which shares will be bought or sold in the Portfolios for orders they received that day.

The value of the net assets of the Portfolio is determined by obtaining market quotations, where available, usually from pricing services. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the Adviser based on policies adopted by the Board of Trustees.

Some of the Portfolios trade securities on foreign markets or in foreign currencies. Those markets are open at different times and occasionally on different days than securities traded on the New York Stock Exchange. Exchange rates for foreign currencies are usually determined at 1:00 p.m. rather than 4:00 p.m. These factors may mean that the value of the securities held by these Portfolios may change after the close of business of the New York Stock Exchange.


Dividends and Distributions
Each Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. Cova Life generally directs that all dividends and distributions of the Portfolios be reinvested in the Portfolios under the terms of the Contracts.


Tax Matters
The Trust intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Trust expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Trust and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Trust will generally only be available through the
purchase  of  a  variable  life  insurance  or  annuity  contract.   Income  tax
consequences to Contract owners who allocate purchase payments or premiums to Trust shares are discussed in the prospectus for the Contracts that accompanies this Prospectus.


Additional Information
This Prospectus sets forth concisely the information about the Trust and each Portfolio that you should know before you invest money in a Portfolio. Please read this Prospectus carefully and keep it for future reference. The Trust has prepared and filed with the Securities and Exchange Commission a Statement of Additional Information that contains more information about the Trust and the Portfolios. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Trust at 1-800-831-LIFE or by writing to the Trust at the following address: Cova Financial Services Life Insurance Company, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.


Legal Proceedings
Neither the Trust nor any Portfolio is involved in any material legal proceedings. Neither the Adviser nor any Sub-Adviser is involved in any legal proceedings that if decided against any such party would materially affect the ability of the party to carry out its duties to the Portfolios. None of such persons is aware of any litigation that has been threatened.

PERFORMANCE OF THE PORTFOLIOS

Performance information for the Portfolios of the Trust, including a bar chart and average annual total return information since the inception of the Portfolios, is contained in this Prospectus under the heading "Bar Charts and Tables."



COMPARABLE PERFORMANCE


Public Fund Performance
Each of the Bond Debenture Portfolio, the Mid-Cap Value Portfolio, the Large Cap Research Portfolio and the Developing Growth Portfolio has a substantially similar investment objective and follows substantially the same investment strategies as certain mutual funds whose shares are sold to the public. Each of these public mutual funds is managed by Lord, Abbett & Co., the same Sub-Adviser which manages each of the corresponding Portfolios.

The historical performance of each of these public mutual funds is shown below. This performance data should not be considered as an indication of future performance of the Portfolios. The public mutual fund performance figures shown below:

o reflect the deduction of the historical fees and expenses paid by the public mutual funds and not those to be paid by the Portfolios

o do not reflect Contract fees or charges imposed by Cova Life. Investors should refer to the separate account prospectus for information describing the Contract fees and charges. These fees and charges will have a detrimental effect on Portfolio performance.

The Portfolios and their corresponding public mutual fund series are expected to hold similar securities. However, their investment results are expected to differ for the following reasons:

o differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections

o    differences in the relative weightings of securities

o    differences in the price paid for particular portfolio holdings

o    differences relating to certain tax matters

The following table shows average annualized total returns for each comparable public mutual fund for its fiscal 1998 year (ended December 31, 1998). Also shown are performance comparisons between these public mutual funds.

Bond Debenture Portfolio
Corresponding                1          5          10
Public Fund                  Year       Year       Year
--------------------------------------------------------------------------------
Lord Abbett Bond -
 Debenture Fund, Inc.        4.76%      8.19%      10.36%

Mid-Cap Value Portfolio
Corresponding                1          5          10
Public Fund                  Year       Year       Year
--------------------------------------------------------------------------------
Lord Abbett -
 Mid-Cap Value Fund          (0.45)%    14.13%     13.83%

Large Cap Research Portfolio
Corresponding                1          5          Since Inception
Public Fund                  Year       Year       (June 3, 1992)
--------------------------------------------------------------------------------
Lord Abbett Research Fund
 (Large Cap Series)          16.24%     19.82%     19.34%

Developing Growth Portfolio
Corresponding                1          5          10
Public Fund                  Year       Year       Year
--------------------------------------------------------------------------------
Lord Abbett Developing
 Growth Fund                 8.27%      21.76%     17.17%

Corresponding Portfolio Performance -
Lord Abbett Growth and Income Portfolio
The Lord Abbett Growth and Income Portfolio, which is managed by Lord, Abbett & Co., commenced operations on January 8, 1999. It is managed with investment objectives, policies and strategies substantially similar to those used in managing the Growth and Income Portfolio ("Corresponding Portfolio") of Lord Abbett Series Fund, Inc., a mutual fund whose shares are offered only

o to life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies and

o    to tax-qualified pension and retirement plans.

This Corresponding Portfolio is managed by the same portfolio manager of Lord, Abbett & Co. who manages the Lord Abbett Growth and Income Portfolio.

The historical performance of the Corresponding Portfolio is shown below. This performance data should be not considered as an indication of future performance of the Portfolios. The Corresponding Portfolio performance figures shown below:

o reflect the deduction of the historical fees and expenses paid by the Corresponding Portfolio and not those to be paid by the Lord Abbett Growth and Income Portfolio

o do not reflect Contract fees or charges imposed by Cova Life. Investors should refer to the separate account prospectus for information describing the Contract fees and charges. These fees and charges will have a detrimental effect on the performance of the Lord Abbett Growth and Income Portfolio.

The Lord Abbett Growth and Income Portfolio and the Corresponding Portfolio are expected to hold similar securities. However, their investment results are expected to differ for the following reasons:

o differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections

o    differences in the relative weightings of securities

o    differences in the price paid for particular portfolio holdings

The following table shows average annual total return for the time periods shown for the Corresponding Portfolio (for the periods ended 12/31/98).


Lord Abbett Growth and Income Portfolio
Corresponding                1          5         Since Inception
Portfolio                    Year       Year      (Dec. 11, 1989)
--------------------------------------------------------------------------------
Lord Abbett Series
 Fund, Inc. (Growth and
 Income Portfolio)           12.82%     17.51%    16.17%

Private Account Performance
The Select Equity, Large Cap Stock, Small Cap Stock and Quality Bond Portfolios, each of which is managed by J.P. Morgan Investment Management Inc., commenced public sale of their shares on May 1, 1996. Each of these Portfolios has investment objectives, policies and strategies which are substantially similar to those employed by J.P. Morgan Investment Management Inc. with respect to certain Private Accounts.

Thus, the performance information derived from these Private Accounts may be deemed relevant to the investor. The performance of the Portfolios will vary from the Private Account composite information in that

o each Portfolio will be actively managed and its investments will vary from time to time

o each Portfolio's investments will not be identical to the past portfolio investments of the Private Accounts

o the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by federal tax and securities laws

o the Private Accounts do not reflect Contract fees or charges imposed by Cova Life. Investors should refer to the separate account prospectus for information describing the Contract fees and charges. These fees and charges will have a detrimental effect on Portfolio performance.

The Portfolios and their corresponding Private Accounts are expected to hold similar securities. However, their investment results are expected to differ for the following reasons:

o differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections

o    differences in the relative weightings of securities

o    differences in the price paid for particular portfolio holdings.

The chart below shows performance information derived from historical composite performance of the Private Accounts. The performance figures shown below represent the performance results of the composites of comparable Private
Accounts, adjusted to reflect the deduction of the fees and expenses paid or anticipated to be paid by the Portfolios. Investors should be aware that the Private Account composites are not substitutes for the performance histories of the Portfolios. The Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts. Inception was June 1, 1987 for the Public Bond Composite and November 1, 1989 for the Structured Stock Selection Composite.


Private Account Composite Performance
Reduced by Portfolio Fees and Expenses
For the periods ended 12/31/98
Average Annual Total Return
                                                   10 Years
                                                   or Since
Portfolio          1 year           5 years        Inception
--------------------------------------------------------------------------------

Active Equity
Composite          24.33%           21.01%         19.10%
  (Select Equity
  Portfolio)
Structured Stock
Selection
Composite          31.74%           24.84%         18.89%
  (Large Cap Stock
  Portfolio)
Small Cap
Directly Invested
Composite          (4.26)%          13.22%         14.18%
  (Small Cap
  Stock Portfolio)
Public Bond
Composite          7.55%            6.77%          8.90%
  (Quality Bond
  Portfolio)


Additional Performance Information
Further information about the Trust's performance is contained in the Annual Report to shareholders which may be obtained, without charge, by calling (800) 831-LIFE, or writing Cova Life at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.



PERFORMANCE RECAP
As of December 31, 1998
                                                                                        Performance
                                                                                                                      10 Yrs or
    Portfolio                                 Type                       1 Yr                  5 Yrs                 Since Inception
------------------------------------------------------------------------------------------------------------------------------------

    Managed by J. P. Morgan
    Investment Management Inc.


    Select Equity                             Private Account           24.33%                21.01%                       19.10%
                                              Composite

                                              Existing Portfolio        22.56%                  - -                        23.30%*

    Small Cap Stock                           Private Account           (4.26)%               13.22%                       14.18%
                                              Composite

                                              Existing Portfolio        (5.40)%                 - -                         8.47%*

    Quality Bond                              Private Account            7.55%                 6.77%                        8.90%
                                              Composite

                                              Existing Portfolio         8.37%                  - -                         8.68%*

    Large Cap Stock                           Private Account           31.74%                24.84%                       18.89%
                                              Composite

                                              Existing Portfolio        32.31%                  - -                        30.02%*

    International Equity                      Existing Portfolio        14.07%                  - -                        10.66%*


------------------------------------------------------------------------------------------------------------------------------------
    Managed by
    Lord, Abbett & Co.

    Bond Debenture                            Public Fund                4.76%                 8.19%                       10.36%

                                              Existing Portfolio         6.26%                  - -                        13.03%*

    Mid-Cap Value                             Public Fund               (0.45)%               14.13%                       13.83%

                                              Existing Portfolio         1.11%                  - -                         4.40%*

    Large Cap Research                        Public Fund               16.24%                19.82%                       19.34%

                                              Existing Portfolio        21.04%                  - -                        14.37%*

    Developing Growth                         Public Fund                8.27%                21.76%                       17.17%

                                              Existing Portfolio         6.60%                  - -                         8.99%*

    Lord Abbett Growth and Income             Corresponding Portfolio   12.82%                17.51%                       16.17%
------------------------------------------------------------------------------------------------------------------------------------

o The inception date for the Quality Bond, Small Cap Stock, Large Cap Stock, Select Equity, International Equity and Bond Debenture Portfolios is May 1, 1996. The inception date for the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios is August 20, 1997. The inception date for the Lord Abbett Growth and Income Portfolio is January 8, 1999. All of the
     inception  dates  shown in this  paragraph  are the  dates  from  which the
     average  annual  total  return   computations   are  calculated  for  these
     Portfolios.

(1) Investors should not consider the performance data of these Private Accounts and Public Funds as an indication of the future performance of the respective Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Contracts. Investors should refer to the separate account prospectus describing the Contracts for information pertaining to these insurance fees and charges. All fees and charges will have a detrimental effect on the performance of a Portfolio.

FINANCIAL HIGHLIGHTS

Financial Information
The following information is intended to help you understand the financial performance of the Portfolios since the time they were first offered to the public. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolios, assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, are included in the Annual Report for the Trust. The Annual Report is incorporated into the Statement of Additional Information for the Trust. You will find information about how to get a free copy of the annual report and Statement of Additional Information on the back cover of this Prospectus.

The Lord Abbett Growth & Income Portfolio had not commenced investment operations as of December 31, 1998.


                                                                                 COVA SERIES TRUST

FINANCIAL HIGHLIGHTS
For a Share Held Throughout the Periods Indicated
                                                               Small Cap Stock                          Quality Bond
                                                                  Portfolio                               Portfolio
                                                 _________________________________________  _______________________________________
                                                                          For the period                            For the period
                                                                         from May 1, 1996                          from May 1, 1996
                                                                         (date of initial                          (date of initial
                                                  Year ended  Year ended public offering)    Year ended  Year endedpublic offering)
                                                   12/31/98    12/31/97    to 12/31/96        12/31/98    12/31/97    to 12/31/96
                                                   --------    --------    -----------        --------    --------    -----------


Net Asset Value, Beginning of Period                $13.105    $10.922        $10.512         $10.405     $10.082        $9.897
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Income from Investment Operations
   Net investment income                              0.051      0.057          0.057           0.490       0.446         0.459
   Net realized and unrealized gains                 (0.722)     2.217          0.843           0.365       0.452         0.102
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Total from investment operations                     (0.671)     2.274          0.900           0.855       0.898         0.561
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Distributions
   Dividends from net investment income              (0.017)    (0.055)        (0.055)         (0.240)     (0.531)       (0.376)
   Distributions from net realized gains             (0.435)    (0.036)        (0.435)           _ _       (0.044)        _ _
   Distributions in excess of net investment income    _ _        _ _           _ _              _ _         _ _          _ _
   Return of capital distributions                     _ _        _ _           _ _              _ _         _ _          _ _
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Total distributions                                  (0.452)    (0.091)        (0.490)         (0.240)     (0.575)       (0.376)
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Net Asset Value, End of Period                      $11.982    $13.105        $10.922         $11.020     $10.405       $10.082
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Total Return                                         (5.40%)    20.89%          8.65%*          8.37%       9.06%         5.68%*
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)          $78.2      $59.8          $14.7           $45.8       $18.6          $5.8

Ratios to Average Net Assets (1):
   Operating Expenses                                 0.95%      0.95%          0.95%**         0.65%       0.65%         0.65%**
   Interest Expense                                    _ _        _ _           _ _              _ _         _ _          _ _
   Net investment income                              0.45%      0.56%          0.87%**         5.59%       5.92%         5.94%**

Portfolio Turnover Rate                              62.4%      79.1%         102.4%*         255.4%      163.7%        181.3%*

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of Operating Expenses to Average Net Assets: 1.12%      1.39%          2.68%**         0.86%       1.08%         1.52%**
   Ratio of Net Investment Income to Average
    Net Assets:                                       0.28%      0.12%          (0.86%)**       5.38%       5.49%         5.07%**
* Non-Annualized   **Annualized


FINANCIAL HIGHLIGHTS (continued)
                                COVA SERIES TRUST

FINANCIAL HIGHLIGHTS
For a Share Held Throughout the Periods Indicated
                                                                                        Select Equity Portfolio
                                                                      ---------------------------------------------------------
                                                                                                               For the period
                                                                                                              from May 1, 1996
                                                                                                              (date of initial
                                                                          Year ended         Year ended       public offering)
                                                                           12/31/98           12/31/97          to 12/31/96
                                                                      -----------------  ----------------- --------------------
Net Asset Value, Beginning of Period                                        $13.966           $10.742              $10.084
                                                                      -----------------  ----------------- --------------------
Income from Investment Operations
   Net investment income                                                      0.091             0.078                 0.081
   Net realized and unrealized gains                                          2.983             3.294                 0.771
                                                                      -----------------  ----------------- --------------------
Total from investment operations                                              3.074             3.372                 0.852
                                                                      -----------------  ----------------- --------------------
Distributions
   Dividends from net investment income                                      (0.046)           (0.077)               (0.081)
   Distributions from net realized gains                                     (0.918)           (0.071)               (0.113)
   Distributions in excess of net investment income                            _ _               _ _                 (0.000)+
   Return of capital distributions                                             _ _               _ _                   _ _
                                                                      -----------------  ----------------- --------------------
Total distributions                                                          (0.964)           (0.148)               (0.194)
                                                                      -----------------  ----------------- --------------------
Net Asset Value, End of Period                                              $16.076           $13.966               $10.742
                                                                      -----------------  ----------------- --------------------
Total Return                                                                 22.56%            31.55%                 8.52%*
                                                                      -----------------  ----------------- --------------------
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)                                 $197.8            $106.9                 $23.8

Ratios to Average Net Assets (1):
   Operating Expenses                                                         0.78%             0.83%                 0.85%**
   Interest Expense                                                            _ _               _ _                   _ _
   Net investment income                                                      0.68%             0.81%                 1.35%**
Portfolio Turnover Rate                                                     182.9%            134.8%                123.9%*
(1) If certain expenses had not been reimbursed by
the  Adviser,  total return would have been lower and the ratios would have been as follows:
   Ratio of Operating Expenses to Average Net Assets:                         0.86%             1.00%                 1.70%**
   Ratio of Net Investment Income to Average Net Assets:                      0.60%             0.64%                 0.50%**
* Non-Annualized   **Annualized    +Amount is less than $.0005






FINANCIAL HIGHLIGHTS (continued)
                                COVA SERIES TRUST

FINANCIAL HIGHLIGHTS
For a Share Held Throughout the Periods Indicated


                                                                Large Cap Stock                       International Equity
                                                                   Portfolio                                Portfolio
                                                 _________________________________________  _______________________________________
                                                                          For the period                            For the period
                                                                         from May 1, 1996                          from May 1, 1996
                                                                         (date of initial                          (date of initial
                                                  Year ended  Year ended public offering)    Year ended  Year endedpublic offering)
                                                   12/31/98    12/31/97    to 12/31/96        12/31/98    12/31/97    to 12/31/96
                                                 ----------- ---------- ----------------   ----------- ----------- ---------------
Net Asset Value, Beginning of Period                $13.845    $11.112        $10.003         $11.472     $10.959       $10.215
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Income from Investment Operations
   Net investment income                              0.098      0.113          0.124           0.117       0.122         0.096
   Net realized and unrealized gains                  4.357      3.560          1.304           1.491       0.539         0.755
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Total from investment operations                      4.455      3.673          1.428           1.608       0.661         0.851
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Distributions
   Dividends from net investment income              (0.043)    (0.118)        (0.122)         (0.220)     (0.137)       (0.086)
   Distributions from net realized gains             (0.142)    (0.822)        (0.197)         (0.003)     (0.011)       (0.021)
   Distributions in excess of net investment income    _ _        _ _           _ _              _ _         _ _          _ _
   Return of capital distributions                     _ _        _ _           _ _              _ _         _ _          _ _
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Total distributions                                  (0.185)    (0.940)        (0.319)         (0.223)     (0.148)       (0.107)
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Net Asset Value, End of Period                      $18.115    $13.845        $11.112         $12.857     $11.472       $10.959
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Total Return                                         32.31%     33.25%         14.35%*         14.07%       5.96%         8.44%*
                                                  ----------- ---------- ----------------   ----------- ----------- ---------------
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)         $103.8      $32.3          $16.8          $104.5       $68.8         $15.6

Ratios to Average Net Assets (1):
   Operating Expenses                                 0.75%      0.75%          0.75%**         0.91%       0.95%         0.95%**
   Interest Expense                                    _ _        _ _           _ _              _ _***      _ _          _ _
   Net investment income                              0.77%      0.99%          1.56%**         0.97%       1.35%         1.43%**

Portfolio Turnover Rate                              62.4%      59.5%          35.5%*          74.0%       74.1%         48.2%*
(1) If certain expenses had not been reimbursed by
the  Adviser,  total return would have been lower and the ratios would have been as follows:
   Ratio of Operating Expenses to Average Net Assets: 0.94%      1.08%          1.23%**         1.09%       1.53%         3.80%**
   Ratio of Net Investment Income to Average
     Net Assets:                                      0.58%      0.66%           1.08**         0.79%         0.77%     (1.42)%**
* Non-Annualized   **Annualized   ***Amount is less than 0.00%






FINANCIAL HIGHLIGHTS (continued)
                                COVA SERIES TRUST

FINANCIAL HIGHLIGHTS
For a Share Held Throughout the Periods Indicated
                                                                                       Bond Debenture Portfolio
                                                                      ---------------------------------------------------------
                                                                                                               For the period
                                                                                                              from May 1, 1996
                                                                                                              (date of initial
                                                                          Year ended         Year ended       public offering)
                                                                           12/31/98           12/31/97          to 12/31/96
                                                                      -----------------  ----------------- --------------------
Net Asset Value, Beginning of Period                                        $12.112           $10.970              $10.098
                                                                      -----------------  ----------------- --------------------
Income from Investment Operations
   Net investment income                                                      0.682             0.544                 0.345
   Net realized and unrealized gains                                          0.072             1.147                 0.949
                                                                      -----------------  ----------------- --------------------
Total from investment operations                                              0.754             1.691                 1.294
                                                                      -----------------  ----------------- --------------------
Distributions
   Dividends from net investment income                                      (0.349)           (0.549)               (0.342)
   Distributions from net realized gains                                     (0.136)             _ _                 (0.080)
   Distributions in excess of net investment income                            _ _               _ _                  _ _
   Return of capital distributions                                             _ _               _ _                   _ _
                                                                      -----------------  ----------------- --------------------
Total distributions                                                          (0.485)           (0.549)               (0.422)
                                                                      -----------------  ----------------- --------------------
Net Asset Value, End of Period                                              $12.381           $12.112               $10.970
                                                                      -----------------  ----------------- --------------------
Total Return                                                                  6.26%            15.63%                12.89%*
                                                                      -----------------  ----------------- --------------------
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)                                 $120.0             $55.4                  $7.7

Ratios to Average Net Assets (1):
   Operating Expenses                                                         0.85%             0.85%                 0.85%**
   Interest Expense                                                           _ _***             _ _                   _ _
   Net investment income                                                      6.58%             6.68%                 7.26%**
Portfolio Turnover Rate                                                      84.7%            100.3%                 58.1%*
(1) If certain expenses had not been reimbursed by
the  Adviser,  total return would have been lower and the ratios would have been as follows:
   Ratio of Operating Expenses to Average Net Assets:                         0.93%             1.07%                 2.05%**
   Ratio of Net Investment Income to Average Net Assets:                      6.50%             6.46%                 6.06%**
* Non-Annualized   **Annualized   ***Amount is less than 0.00%






FINANCIAL HIGHLIGHTS (continued)
                                COVA SERIES TRUST

FINANCIAL HIGHLIGHTS
For a Share Held Throughout the Periods Indicated
                                                                  Mid-Cap Value                        Large Cap Research
                                                                    Portfolio                               Portfolio
                                                   ---------------------------------------   --------------------------------------
                                                                       For the period                            For the period
                                                                     from Aug. 20, 1997                        from Aug. 20, 1997
                                                                       (commencement                              (commencement
                                                      Year ended       of operations)          Year ended        of operations)
                                                       12/31/98         to 12/31/97             12/31/98           to 12/31/97
                                                   --------------  ----------------------   ---------------   ---------------------
Net Asset Value, Beginning of Period                   $10.481             $10.000                $9.905             $10.000
                                                   --------------  ----------------------   ---------------   ---------------------
Income from Investment Operations
   Net investment income                                 0.032               0.010                 0.069               0.017
   Net realized and unrealized gains                     0.087               0.481                 2.023              (0.096)
                                                   --------------  ----------------------   ---------------   ---------------------
Total from investment operations                         0.119               0.491                 2.092              (0.079)
                                                   --------------  ----------------------   ---------------   ---------------------
Distributions
   Dividends from net investment income                 (0.017)             (0.010)               (0.033)             (0.016)
   Distributions from net realized gains                  _ _                _ _                    _ _                _ _
   Distributions in excess of net investment income       _ _                _ _                    _ _                _ _
   Return of capital distributions                        _ _                _ _                    _ _                _ _
                                                   --------------  ----------------------   ---------------   ---------------------
Total distributions                                     (0.017)             (0.010)               (0.033)             (0.016)
                                                   --------------  ----------------------   ---------------   ---------------------
Net Asset Value, End of Period                         $10.583             $10.481               $11.964              $9.905
                                                   --------------  ----------------------   ---------------   ---------------------
Total Return                                             1.11%               4.90%*               21.04%              (0.74%)*
                                                   --------------  ----------------------   ---------------   ---------------------
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)             $18.3                $2.2                 $13.9                $1.4

Ratios to Average Net Assets (1):
   Operating Expenses                                    1.10%               1.10%**               1.10%               1.10%**
   Investment Expense                                    _ _                 _ _                   _ _                 _ _
   Net investment income                                 0.44%               0.97%**               0.97%               1.53%**

Portfolio Turnover Rate                                 41.0%                1.5%*               103.0%                1.3%*
(1) If certain expenses had not been reimbursed by
the  Adviser,  total return would have been lower and the ratios would have been as follows:
   Ratio of Operating Expenses to Average Net Assets:    1.68%               8.41%**               1.95%              10.04%**
   Ratio of Net Investment Income to Average Net Assets:(0.14%)             (6.34%)**              0.12%              (7.41%)**
* Non-Annualized   **Annualized






FINANCIAL HIGHLIGHTS (continued)
                                COVA SERIES TRUST

FINANCIAL HIGHLIGHTS
For a Share Held Throughout the Periods Indicated
                                                                Developing Growth                       Small Cap Equity
                                                                    Portfolio                               Portfolio
                                                   ---------------------------------------   --------------------------------------
                                                                       For the period                            For the period
                                                                     from Aug. 20, 1997                         from July 1, 1997
                                                                       (commencement                              (commencement
                                                      Year ended       of operations)          Year ended        of operations)
                                                       12/31/98         to 12/31/97             12/31/98           to 12/31/97
                                                   --------------  ----------------------   ---------------   ---------------------
Net Asset Value, Beginning of Period                   $10.549             $10.000               $10.419             $10.000
                                                   --------------  ----------------------   ---------------   ---------------------
Income from Investment Operations
   Net investment income                                (0.025)              0.002                (0.014)             (0.001)
   Net realized and unrealized gains                     0.723               0.549                (0.012)              0.485
                                                   --------------  ----------------------   ---------------   ---------------------
Total from investment operations                         0.698               0.551                (0.026)              0.484
                                                   --------------  ----------------------   ---------------   ---------------------
Distributions
   Dividends from net investment income                   _ _               (0.002)                 _ _                _ _
   Distributions from net realized gains                (0.006)              _ _                  (0.218)             (0.065)
   Distributions in excess of net investment income       _ _                _ _                    _ _                _ _
   Return of capital distributions                        _ _                _ _                    _ _                _ _
                                                   --------------  ----------------------   ---------------   ---------------------
Total distributions                                     (0.006)             (0.002)               (0.218)             (0.065)
                                                   --------------  ----------------------   ---------------   ---------------------
Net Asset Value, End of Period                         $11.241             $10.549               $10.175             $10.419
                                                   --------------  ----------------------   ---------------   ---------------------
Total Return                                             6.60%               5.52%*               (0.39%)              4.86%*
                                                   --------------  ----------------------   ---------------   ---------------------
Ratios/Supplemental Data:
   Net Assets, end of period (in millions)             $15.9                $1.7                  $2.4                $1.3

Ratios to Average Net Assets (1):
   Operating Expenses                                    1.00%               1.00%**               1.10%               1.10%**
   Investment Expense                                    _ _                 _ _                   _ _                 _ _
   Net investment income                                (0.47%)              0.18%**              (0.19%)             (0.02%)**

Portfolio Turnover Rate                                 18.7%                9.1%*                62.0%               36.2%*
(1) If certain expenses had not been reimbursed by
the  Adviser,  total return would have been lower and the ratios would have been as follows:
   Ratio of Operating Expenses to Average Net Assets:    1.70%               9.00%**               4.19%               3.97%**
   Ratio of Net Investment Income to Average Net Assets:(1.17%)             (7.82%)**             (3.28%)             (2.89%)**
* Non-Annualized   **Annualized






APPENDIX TO PROSPECTUS --
DESCRIPTION OF CERTAIN INVESTMENTS,
TECHNIQUES AND RISKS

Strategic Transactions. Certain Portfolios may purchase and sell exchange-listed and over-the-counter put and call options on

o    securities,
o    financial futures,
o fixed-income and equity indices and other financial instruments and purchase and sell financial futures contracts.

Certain Portfolios may also enter into various currency transactions such as

o    currency forward contracts,
o    currency futures contracts,
o    currency swaps or options on currencies or currency futures,
o    stock index futures contracts, and

o    options on stock indexes and stock index futures contracts.

Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions are hedging transactions which may be used to

o attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio,

o to protect a Portfolio's unrealized gains in the value of its portfolio securities,

o    to facilitate the sale of such securities for investment purposes,

o    to manage the effective interest rate exposure of a Portfolio,

o    to protect against changes in currency exchange rates, or

o to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on a Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and possibly income. The Strategic Transactions that the Portfolios may use and some of their risks are described more fully in the Statement of Additional Information.

Repurchase Agreements. The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which a Portfolio acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. Each Sub-Adviser will monitor the value of the underlying security in this regard. The Portfolio will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the Securities and Exchange Commission. In determining whether the Portfolio should enter into a repurchase agreement with a bank or broker-dealer, the Sub-Adviser will take into account the credit-worthiness of the party and will monitor its credit-worthiness on an ongoing basis in accordance with standards established by the Board of Trustees. In the event of a default by the party, the delays and expenses potentially involved in establishing the Portfolio's rights to, and in liquidating, the security may result in a loss to the Portfolio.

When Issued and Delayed Delivery Transactions. Certain Portfolios may purchase and sell securities on a "when issued" and "delayed delivery" basis, that is, obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the obligation. When a Portfolio engages in such transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. No income accrues to or is earned by the Portfolio on portfolio securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain, in a segregated account on the Trust's records, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Portfolio may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Portfolio consistent with the Portfolio's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of any Portfolio's assets which may be used to acquire securities on a when issued or delayed delivery basis.

U.S. Government Obligations. Certain Portfolios may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities which historically have involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of a Portfolio. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their investment objectives and policies, include, in addition to U.S. Treasury bonds:

o    notes and bills, the obligations of Federal Home Loan Banks,
o    Federal Farm Credit Banks,
o    Federal Land Banks,
o    the Federal Housing Administration,
o    Farmers Home Administration,
o    Export-Import Bank of the United States,
o    Small Business Administration,
o    Government National Mortgage Association ("GNMA"),
o    Federal National Mortgage Association ("FNMA"),
o    Federal Home Loan Mortgage Corporation ("FHLMC"),
o    General Services Administration,
o    Student Loan Marketing Association,
o    Central Bank for Cooperatives,
o    Federal Intermediate Credit Banks,
o    Resolution Trust Corporation, and
o    Maritime Administration.

Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury;

o others such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury;

o others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations;

o still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Stripped Government Securities. To the extent consistent with their respective investment policies, certain Portfolios may invest in

o    bills,

o    notes and bonds (including zero coupon bonds) issued by the U.S. Treasury,

o as well as "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government.

Strips and Cubes represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Sub-Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal- only obligations are made.

Participation Interests. Certain Portfolios may purchase participation interests from financial institutions (such as commercial banks, savings associations, and insurance companies), or from single-purpose, stand-alone finance subsidiaries or trusts of such institutions, or from other special purpose entities.

Single-purpose, stand-alone finance subsidiaries or trusts and special purpose entities generally do not have any significant assets other than the receivables securing the participation interests. Participation interests give a Portfolio an undivided fractional ownership interest in debt obligations. The debt obligations may include

o    pools of credit card receivables
o    automobile installment loan contracts
o    corporate loans or debt securities
o    corporate receivables or other types of debt obligations

In addition to being supported by the stream of payments generated by the debt obligations, payments of principal and interest on the participation interests may be supported up to certain amounts and for certain periods of time by

o    irrevocable letters of credit

o    insurance policies and/or

o other credit agreements issued by financial institutions unaffiliated with the issuers and by monies on deposit in certain bank accounts of the issuer.

Payments of interest on the participation interests may also rely on payments made pursuant to interest rate swap agreements made with other unaffiliated financial institutions.

If the participation interests include the unconditional written right to demand payment at par value plus accrued interest from the issuer, the Demand Feature will be used in determining the maturity of the participation interest. So long as the Demand Feature can require payment by the issuer within seven days, the participation interest will not be deemed to be illiquid. The secondary market, if any, for certain of these obligations may be extremely limited and any such obligations purchased by a Portfolio will be regarded as illiquid, unless they include the seven-day Demand Feature. Such illiquid obligations will be included within the percentage limitation of each Portfolio on investment of its net assets in illiquid securities.

Variable and Floating Rate Instruments. Certain Portfolios may purchase rated or unrated variable and floating rate instruments. These instruments may include variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by a Portfolio will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. A Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Securities of Other Investment Companies. Under certain circumstances and subject to their investment policies, certain Portfolios may invest in securities issued by other investment companies which invest in securities in which such Portfolios are permitted to invest. These Portfolios may invest in securities of other investment companies to the extent permitted under the federal securities laws - that is, a Portfolio may invest up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company. As a shareholder in an investment fund, a Portfolio would bear its share of that investment fund's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own operating expenses.

Restricted and Illiquid Securities. The Portfolios may each invest in securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted and illiquid securities in all Portfolios will be valued at fair value as determined in good faith by or at the direction of the Trustees for the purposes of determining the net asset value of each Portfolio. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Sub-Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Sub-Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted securities by the Portfolios pursuant to such rules.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements, all of the Portfolios may lend their securities to selected commercial banks or broker-dealers up to a maximum of 25% of the assets of each Portfolio. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Trust's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. A Portfolio will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short- term instruments. A Portfolio is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Portfolio and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, a Portfolio will take into account the credit-worthiness of such borrower and will monitor such credit- worthiness on an ongoing basis in as much as a default by the other party may cause delays or other collection difficulties. A Portfolio may pay finders' fees in connection with loans of its portfolio securities.

Reverse Repurchase Agreements and Borrowings. The Portfolios may enter into reverse repurchase agreements with selected commercial banks or broker-dealers with respect to securities which could otherwise be sold by the Portfolios. Reverse repurchase agreements involve sales by a Portfolio of Portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price which is greater than the sales price. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Portfolio. Each Portfolio will maintain, in a segregated account with its custodian, cash, Treasury bills, or other U.S. Government Securities having an aggregate value equal to the amount of commitment to repurchase, including accrued interest, until payment is made. Each Portfolio will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether a Portfolio should enter into a reverse repurchase agreement with a bank or broker-dealer, each Sub-Adviser will take into account the credit-worthiness of the party and will monitor the credit-worthiness on an ongoing basis. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements create leverage and will be treated as borrowings for the purposes of each Portfolio's investment restriction on borrowings.

Each of the Mid-Cap Value, Large Cap Research, Developing Growth and Lord Abbett Growth and Income Portfolios may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each of the Mid-Cap Value, Large Cap Research, Developing Growth and Lord Abbett Growth and Income Portfolios may borrow up to an additional 5% of its total assets for temporary purposes. Each of the Select Equity, Large Cap Stock and Small Cap Stock Portfolios is permitted to borrow money for extraordinary or emergency purposes in amounts up to 10% of the value of the Portfolio's total assets. Each of the Quality Bond and International Equity Portfolios is permitted to borrow money for extraordinary or emergency purposes in amounts up to 30% of the value of the Portfolio's total assets and in connection with reverse repurchase agreements. The Bond Debenture Portfolio is permitted to borrow money for extraordinary or emergency purposes in amounts up to 5% of the Portfolio's gross assets.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Portfolio which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used.
Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used.

Short Sales. Certain Portfolios may utilize short sales on securities to implement their investment objectives. A short sale is effected when it is believed that the price of a particular investment will decline, and involves the sale of an investment which the Portfolio does not own in the hope of purchasing the same investment at a later date at a lower price. To make delivery to the buyer, the Portfolio must borrow the investment, and the Portfolio is obligated to return the investment to the lender, which is accomplished by a later purchase of the investment by the Portfolio.

The Portfolio will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Portfolio purchases the investment to replace the borrowed investment. The Portfolio will realize a gain if the investment declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Portfolio may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in that the former may be limitless while the latter can only equal the total amount of the Portfolio's investment in the investment. For example, if the Portfolio purchases a $10 investment, the most that can be lost is $10. However, if the Portfolio sells a $10 investment short, it may have to purchase the investment for return to the lender when the market value is $50, thereby incurring a loss of $40. The amount of any gain or loss on a short sale transaction is also dependent on brokerage and other transaction costs.

Convertible Securities. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Warrants. A Portfolio may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Money Market Instruments. Certain Portfolios are permitted to invest in money market instruments although they intend to stay invested in equity securities to the extent practical in light of their objectives and long-term investment perspective. These Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for these Portfolios include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. These Portfolios may also invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions.




COVA SERIES TRUST
One Tower Lane, Suite 3000
Oakbrook Terrace, Illinois 60181-4644

Additional information about the Trust and its Portfolios can be found in the Statement of Additional Information. Additional information about the Portfolios' investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Portfolios during their last fiscal year. The Statement of Additional Information and the annual and semi-annual reports are available on request without charge for any person having an interest in the Trust. Please call 1-800-831-LIFE or write to the Trust at the address listed above to request copies of the Statement of Additional Information, the annual report, the semi-annual report, or any additional information you would like about the Portfolios or to ask questions about the Portfolios.

Information about the purchase and sale of the Trust shares and the related costs is included in the prospectus for the Contracts that offer the Portfolios as investments.

The Commission maintains a Web site (http://www.sec.gov) on the Internet that contains the Statement of Additional Information, which is incorporated into this Prospectus by reference, and other information about the Trust and this offering. You can also review and copy those materials at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330 (1-800-732-0330).

SEC File No: 811-05252